UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2019

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	UTX	New York Stock Exchange
(CUSIP 913017 10 9)
1.125% Notes due 2021	UTX 21D	New York Stock Exchange
(CUSIP 913017 CD9)
1.250% Notes due 2023	UTX 23	New York Stock Exchange
(CUSIP U91301 AD0)
1.150% Notes due 2024	UTX 24A	New York Stock Exchange
(CUSIP 913017 CU1)
1.875% Notes due 2026	UTX 26	New York Stock Exchange
(CUSIP 913017 CE7)
2.150% Notes due 2030	UTX 30	New York Stock Exchange
(CUSIP 913017 CV9)
Floating Rate Notes due 2019	UTX 19C	New York Stock Exchange
(CUSIP 913017 CS6)
Floating Rate Notes due 2020	UTX 20B	New York Stock Exchange
(CUSIP 913017 CT4)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Merger Severance Plan

In connection with the entry of United Technologies Corporation (the “Company” or “United Technologies”) into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 9, 2019, by and among the Company, Light Merger Sub Corp. (“Merger Sub”) and Raytheon Company (“Raytheon”), pursuant to which Merger Sub will merge with and into Raytheon (the “Merger”), the Company adopted the United Technologies Corporation Merger Severance Plan for Corporate Office Executives and Other Key Employees (the “Severance Plan”) to become effective upon, and subject to, the closing (the “Closing”) of the Merger, and which would automatically terminate and have no effect in the event the Merger Agreement is terminated.  The eligible participants under the Severance Plan include the named executive officers of the Company, other than Gregory J. Hayes, Chief Executive Officer.  Pursuant to the Severance Plan, an eligible participant who is terminated without cause (as defined in the Severance Plan) or resigns for good reason (as defined in the Severance Plan) on, or within the two years following, the Closing, will be entitled to receive (subject to the participant’s execution of a release of claims in favor of the Company and agreement to a one-year post-termination noncompetition covenant and a two-year post-termination nonsolicitation covenant):  (1) a lump sum cash severance payment equal to a multiple (which is equal to two, for each participating named executive officer) times the sum of (a) the participant’s annual base salary and (b) the participant’s target annual bonus, (2) a prorated target annual bonus for the year of termination, (3) full vesting of outstanding equity awards (based on the actual level of achievement of the applicable performance goals, if any), and (4) up to 12 months of healthcare benefit coverage continuation at no premium cost to the participant.

The Company will file the Severance Plan with its next periodic report.

Cautionary Statement

This report contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon’s and United Technologies’ respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the proposed Merger or the spin-offs by United Technologies of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed Merger, the expected timing of completion of the proposed Merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which United Technologies and Raytheon operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters, the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed Merger and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including indebtedness that may be incurred in connection with the proposed Merger and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the companies of their respective common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash, including in connection with the proposed Merger; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which United Technologies, Raytheon and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which United Technologies, Raytheon and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed Merger or the separation transactions on the market price of United Technologies’ and/or Raytheon’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed Merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approvals of United Technologies’ shareowners and Raytheon’s shareholders and to satisfy the other conditions to the closing of the Merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of one or both of the parties to terminate the Merger Agreement; (20) risks relating to the value of the United Technologies’ shares to be issued in the proposed Merger, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed Merger cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of United Technologies’ and Raytheon’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including United Technologies’ integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of Raytheon, United Technologies, the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the Merger as a tax-free reorganization and (ii) the separation transactions as tax-free to United Technologies and United Technologies’ shareowners, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) expected financing transactions undertaken in connection with the proposed Merger and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed United Technologies’ estimates; and (31) the impact of the proposed Merger and the separation transactions on the respective businesses of Raytheon and United Technologies and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on United Technologies’ resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed Merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Raytheon on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and United Technologies and Raytheon assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information

In connection with the proposed Merger, United Technologies will file a registration statement on Form S-4, which will include a document that serves as a prospectus of United Technologies and a joint proxy statement of United Technologies and Raytheon (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed Merger with the SEC. In addition, in connection with the separation transactions, subsidiaries of United Technologies will file registration statements on Form 10 or S-1. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to United Technologies’ shareowners and Raytheon’s shareholders. Investors and security holders will be able to obtain the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from United Technologies or Raytheon. The documents filed by United Technologies with the SEC may be obtained free of charge at United Technologies’ website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from United Technologies by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon with the SEC may be obtained free of charge at Raytheon’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA, 02541, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

Participants in the Solicitation

United Technologies and Raytheon and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about United Technologies’ directors and executive officers is available in United Technologies’ proxy statement dated March 18, 2019, for its 2019 Annual Meeting of Shareowners. Information about Raytheon’s directors and executive officers is available in Raytheon’s proxy statement dated April 16, 2019, for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from United Technologies or Raytheon as indicated above.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: June 12, 2019	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel